John Hancock High Yield Municipal Bond Fund

John Hancock Tax-Free Bond Fund

(the “Funds)

Supplement dated June 26, 2013 to the current Prospectus and Statement of Additional Information

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management” and the portfolio manager information in the Fund details section of the prospectus under the heading “Subadviser:”

Effective June 28, 2013, Frank A. Lucibella, CFA, will no longer serve as a portfolio manager of John Hancock High Yield Municipal Bond Fund and John Hancock Tax-Free Bond Fund. Accordingly, all references to Frank A. Lucibella, CFA, as a portfolio manager on the investment management team of the Funds are removed from the Prospectuses and Statement of Additional Information for all share classes of the Funds. Dianne M. Sales, CFA, will continue as portfolio manager of the Funds.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.